UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 29, 2015

INTELLINETICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio	43228
(Address of principal executive offices)	(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 3.02 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

The information set forth under Item 5.02 of this current report on 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

Unit Offering

On December 29, 2015 and December 31, 2015, Intellinetics, Inc. (the “Company”), entered into a securities purchase agreement (the ”Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which it sold an aggregate of 1,160,067 units (“Units”), with each Unit consisting of two shares of the Company’s common stock, par value, $0.001 per share (“Common Stock”), and one warrant to purchase one share of Common Stock, exercisable for five years from issuance at an exercise price of $0.65 per share (“Investor Warrants”). Each Unit was sold at a purchase price of $1.20 per Unit, for aggregate cash proceeds of $1,392,080.40 (the “Unit Offering”). The Company intends to use the net proceeds of the Unit Offering for working capital and general corporate purposes, including without limitation, debt reduction purposes.

Of the Units sold, 100,000 were sold to Michael Taglich (not in an individual capacity but as a trustee of various trusts), a beneficial owner of more than 10% of the Company’s Common Stock.

The Company retained Taglich Brothers, Inc. (the “Placement Agent”) as the exclusive placement agent for the Unit Offering. In connection with the Unit Offering, the Company paid the Placement Agent a cash payment of $111,366.43, which represented an 8% commission of the gross proceeds. The Company has also committed to reimburse the Placement Agent for reasonable out of pocket expenses, FINRA filing fees and related legal fees in an amount of up to $30,000. In addition, the Placement Agent earned warrants to purchase 139,208 shares of Common Stock, which represented 10% of the shares of Common Stock sold in the Unit Offering (the “Placement Agent Warrants”), which have an exercise price of $0.715 per share, will be exercisable for a period of four years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights. The Placement Agent has certain material relationships with the Company: Robert Schroeder is a Director of the Company and also the Vice President of Investment Banking at the Placement Agent; Michael Taglich is a beneficial owner of more than 10% of the Company’s Common Stock and also the Co-Founder, President & Chairman of the Placement Agent; and Robert Taglich is a beneficial owner of more than 10% of the Company’s Common Stock and also the Co-Founder and Managing Director of the Placement Agent.

Pursuant to the Purchase Agreement, the Company agreed to (a) file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) no later than March 29, 2016 covering the re-sale of the Common Stock shares sold in the Unit Offering and the Common Stock shares issuable upon exercise of the Investor Warrants and Placement Agent Warrants. The Company also agreed to use commercially reasonable efforts to have the Registration Statement become effective as soon as possible after filing (and in any event within 90 days of the filing of such Registration Statement).

The shares of Common Stock and Investor Warrants sold in the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

The foregoing descriptions of the Purchase Agreement, Investor Warrants, and Placement Agent Warrants are qualified in their entirety by reference to the full text of the Purchase Agreement, Investor Warrants and Placement Agent Warrants, copies of each of which are attached as exhibits 10.1-10.3, respectively, hereto.

Note Exchange Offering

On December 29, 2015, the Company entered into a purchase agreement (the “Note Purchase Agreement”) with certain accredited investors (the “Noteholders”), pursuant to which it sold an aggregate of 5,421,916 shares and 2,018,041 warrants to the Noteholders in exchange for currently outstanding convertible notes issued by the Company (the “Note Exchange”) with an aggregate principal and accrued interest balance of $2,421,649. Each Noteholder received an amount of Common Stock equal to each note’s currently outstanding principal and accrued interest, divided by each such note’s applicable conversion rate. In addition each Noteholder received warrants to purchase Common Stock (on terms identical to the Investor Warrants) in an amount equal to 50% of the converted principal and interest, divided by 0.6 (the “Noteholder Warrants”).

Among the Noteholders participating in the Note Exchange, several have material relationships with the Company:

o	Michael Taglich, a beneficial owner of more than 10% of the Company’s Common Stock, converted principal and interest of $1,019,985;
o	Robert Taglich, a beneficial owner of more than 10% of the Company’s Common Stock, converted principal and interest of $1,019,985;
o	Robert Schroeder, a Director of the Company, converted principal and interest of $58,065; and
o	Murray Gross, a Director of the Company, converted principal and interest of $63,803.

The Company retained the Placement Agent as the exclusive placement agent for the Note Exchange. In connection with the Note Exchange, the Company paid the Placement Agent a cash payment of $193,731.90, which represented an 8% commission of the total principal and interest amount converted. In addition, the Placement Agent earned warrants to purchase 542,191 shares of Common Stock, which represented 10% of the shares of Common Stock issued in the Note Exchange (also referred to as “Placement Agent Warrants”), which have an exercise price of $0.715 per share, will be exercisable for a period of four years, contain customary cashless exercise and anti-dilution protection and are entitled to registration rights. The Placement Agent has certain material relationships with the Company: Robert Schroeder is a Director of the Company and also the Vice President of Investment Banking at the Placement Agent; Michael Taglich is a beneficial owner of more than 10% of the Company’s Common Stock and also the Co-Founder, President & Chairman of the Placement Agent; and Robert Taglich is a beneficial owner of more than 10% of the Company’s Common Stock and also the Co-Founder and Managing Director of the Placement Agent.

Pursuant to the Note Purchase Agreement, the Company agreed to (a) file a registration statement (also referred to as the “Registration Statement”) with the SEC no later than March 29, 2016 covering the re-sale of the Common Stock shares sold in the Note Exchange and the Common Stock shares issuable upon exercise of the Noteholder Warrants and Placement Agent Warrants. The Company also agreed to use commercially reasonable efforts to have the Registration Statement become effective as soon as possible after filing (and in any event within 90 days of the filing of such Registration Statement).

The shares of Common Stock and the Noteholder Warrants sold in the Note Exchange were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Noteholders are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

The foregoing descriptions of the Note Purchase Agreement, Noteholder Warrants, and Placement Agent Warrants are qualified in their entirety by reference to the full text of the Purchase Agreement and Placement Agent Warrants, copies of each of which are attached as exhibits 10.4, 10.5, and 10.3, respectively, hereto.

Item 5.02	Compensatory Arrangement of Certain Officers

On January 1, 2016, the Company entered into an Incentive Stock Option Agreement with Matthew Chretien, a named executive officer, for the issuance of options to purchase 100,000 shares of common stock of the Company, with an exercise price of $0.90 per share. The options are issued pursuant to the 2015 Intellinetics Equity Incentive Plan, and subject to certain vesting requirements. The form of Incentive Stock Option Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K. The summary of the terms of the Incentive Stock Option Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.6.

On January 1, 2016, the Company entered into an Incentive Stock Option Agreement with Kendall Gill, a named executive officer, for the issuance of options to purchase 50,000 shares of common stock of the Company, with an exercise price of $0.90 per share. The options are issued pursuant to the 2015 Intellinetics Equity Incentive Plan, and subject to certain vesting requirements.  The form of Incentive Stock Option Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K. The summary of the terms of the Incentive Stock Option Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.6.

On January 1, 2016, the Company entered into an Incentive Stock Option Agreement with Thomas Moss, a named executive officer, for the issuance of options to purchase 50,000 shares of common stock of the Company, with an exercise price of $0.90 per share. The options are issued pursuant to the 2015 Intellinetics Equity Incentive Plan, and subject to certain vesting requirements.  The form of Incentive Stock Option Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K. The summary of the terms of the Incentive Stock Option Agreement contained herein is qualified in its entirety by reference to such Exhibit 10.6.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Name of Exhibit

10.1	Form of Securities Purchase Agreement between the Company and the Investors.

10.2	Form of Investor Warrant between the Company and the Investors.

10.3	Form of Placement Agent Warrants between the Company and the Placement Agent.

10.4	Form of Note Purchase Agreement between the Company and the Noteholders.

10.5	Form of Noteholder Warrant between the Company and the Noteholders.

10.6	Form of Incentive Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2016

INTELLINETICS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1	Form of Securities Purchase Agreement between the Company and the Investors.

10.2	Form of Investor Warrant between the Company and the Investors.

10.3	Form of Placement Agent Warrants between the Company and the Placement Agent.

10.4	Form of Note Purchase Agreement between the Company and the Noteholders.

10.5	Form of Noteholder Warrant between the Company and the Noteholders.

10.6	Form of Incentive Stock Option Agreement